Exhibit 99.2

PREIT Endorses Shareholder Nominations for Two New Independent Trustees as Representatives for Preferred Shareholders

Christopher Swann and Kenneth Hart to Stand for Election by Preferred Shareholders at 2022 Annual Meeting of Shareholders

PHILADELPHA, March 28, 2022 – PREIT (NYSE: PEI) (the “Company”) today announced that Christopher Swann and Kenneth Hart have been nominated by preferred shareholders to stand for election to its Board of Trustees as Preferred Trustees at the 2022 Annual Meeting of Shareholders.

Joseph F. Coradino, Chairman and CEO of PREIT, said, “We are pleased to have received shareholder nominations for two strong candidates to further enhance and diversify the Board of Trustees. Both Christopher and Kenneth are experienced investors who will bring considerable corporate finance and real estate investing expertise to the boardroom. We look forward to working with them both to build on our recent achievements as we continue to drive improvements in our portfolio and operating performance.”

“We have appreciated the constructive dialogue we have had with PREIT management,” said Christopher Swann, President and Chief Executive Officer of Cygnus Capital, Inc. “PREIT has a collection of great assets that are performing extremely well but are significantly undervalued. I look forward to working with my fellow trustees in supporting management as they work to further strengthen the balance sheet and reduce debt, and ultimately unlock value for all of PREIT’s investors and other stakeholders.”

“As a longtime investor in the Company, I look forward to the opportunity to get more involved with the Company and working with the trustees and management to unlock value for all stakeholders,” said Kenneth Hart, Principal of Hart Capital Management.

Mr. Swann and Mr. Hart are being nominated in accordance with the provisions of the designating amendments to the Company’s Amended and Restated Trust Agreement. In connection with the Company’s decision to include Mr. Swann and Mr. Hart’s nominations in its proxy materials, Cygnus Capital has committed to support the Company’s slate of nominees at the 2022 Annual Meeting.

About Christopher Swann

Christopher Swann has over a decade of experience restructuring distressed commercial real estate and real estate backed debt. He also has extensive expertise in restructuring across multiple disciplines, including balance sheet, asset management, operations, construction, entitlements and property management. He currently serves as President and Chief Executive Officer of Cygnus Capital, a real estate and alternative asset investment management company. Previously, Mr. Swann served as a

Portfolio Manager at SAC Capital Advisors LLC, an investment management company, and in a number of roles at GMT Capital Corporation, an investment management company, including serving as a senior analyst and then as a portfolio manager overseeing investments in technology companies as well as building out the firm’s investments in Asia, including establishing its Hong Kong office.

Prior to that, Mr. Swann co-founded two software companies and also worked as an Associate at McKinsey & Co. Earlier in his career, Mr. Swann served in senior marketing and sales positions in Germany and Russia for Millicom International Cellular SA, an international telecommunications and media company, and for a division of Merck & Co., Inc., a multinational pharmaceutical company.

Mr. Swann received a Bachelor of Arts Degree in Political Science and Public Policy from Duke University and received a dual Masters in Business Administration and Masters of Arts in International Studies degree from The Wharton School of Business at the University of Pennsylvania.

About Kenneth Hart

Kenneth Hart has been the principal with Hart Capital Management, a value-oriented investor focused mainly on real estate related entities, since 1990. Prior to that, he was a Vice President at GE Capital Corporate Finance Group, specializing in the financing of leveraged buyouts from 1987 to 1989. From 1983 to 1987 he served in various capacities with Hambrecht & Quist (a technology-focused investment bank) and as a general partner of Hambrecht & Quist Venture Partners. After completing an MBA at the Haas School of Business, UC Berkeley, he worked at IBM from 1978 to 1983. He holds a BS degree in Electrical Engineering and Computer Science, also from UC Berkeley.

Important Additional Information

PREIT intends to file a proxy statement and proxy card with the SEC in connection with the solicitation of proxies for PREIT’s 2022 annual meeting of shareholders (the “Proxy Statement” and such meeting the “Annual Meeting”). PREIT, its trustees and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of PREIT’s trustees and executive officers and their respective interests in PREIT by security holdings or otherwise is set forth in PREIT’s proxy statement for the 2021 annual meeting of shareholders, filed with the SEC on April 16, 2021 (the “2021 Proxy Statement”). To the extent holdings of such participants in PREIT’s securities have changed since the amounts described in the 2021 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 15, 2022. Details concerning the nominees of PREIT’s Board of Trustees for election at the Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF PREIT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING PREIT’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and

shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by PREIT free of charge from the SEC’s website, www.sec.gov. PREIT’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to PREIT, One Commerce Square, 2005 Market Street, Suite 1000, Philadelphia, Pennsylvania 19103, or from the Company’s website, https:// www.preit.com.

About PREIT

PREIT (NYSE:PEI) is a publicly traded real estate investment trust that owns and manages innovative properties developed to be thoughtful, community-centric hubs. PREIT’s robust portfolio of carefully curated, ever-evolving properties generates success for its tenants and meaningful impact for the communities it serves by keenly focusing on five core areas of established and emerging opportunity: multi-family & hotel, health & tech, retail, essentials & grocery and experiential. Located primarily in densely-populated regions, PREIT is a top operator of high quality, purposeful places that serve as one-stop destinations for customers to shop, dine, play and stay. Additional information is available at www.preit.com or on Twitter, Instagram or LinkedIn.

Forward Looking Statements

This press release contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks, uncertainties and changes in circumstances that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our other filings with the Securities and Exchange Commission. While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the effectiveness of strategies we may employ to address our liquidity and capital resources in the future, our ability to achieve our forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce our indebtedness; our ability to manage our business through the impacts of the COVID-19 pandemic, a weakening of global economic and financial conditions, changes in governmental regulations and related compliance and litigation costs and the other factors listed in our SEC filings. Additionally, our business might be materially and adversely affected by changes in the retail and real estate industries, including bankruptcies, consolidation and store closings, particularly among anchor tenants; current economic conditions, including consumer confidence and spending levels and supply chain challenges and the impact of the COVID-19 pandemic and the public health and governmental response as well as the corresponding effects on tenant business performance, prospects, solvency and leasing decisions; our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise; our ability to maintain and increase property occupancy, sales and rental rates; increases in operating costs that cannot be passed on to tenants; the effects of online shopping and other uses of technology on our retail tenants; risks related to our development and redevelopment activities, including delays, cost overruns and our inability to reach projected occupancy or rental rates; social unrest and acts of vandalism and violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales; the frequency, severity and impact of extreme weather events at or near our properties; our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek; our substantial debt and the liquidation preference of our preferred shares and our high leverage ratio and our ability to remain in compliance with our financial covenants under our debt facilities; our ability to refinance our existing indebtedness when it matures, on favorable terms or at all; our ability to raise capital, including through sales of properties or interests in properties and through the issuance of equity or equity-related securities if market conditions are favorable; and potential dilution from any capital raising transactions or other equity issuances.

Additional factors that might cause future events, achievements or results to differ materially from those expressed or implied by our forward-looking statements include those discussed herein, and in the sections entitled “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021. We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Contact

Heather Crowell

EVP, Strategy and Communications

(215) 454-1241

heather.crowell@preit.com